UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-5689

DWS Multi-Market Income Trust

(Exact Name of Registrant as Specified in Charter)

222 South Riverside Plaza

Chicago, IL 60606

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	11/30

Date of reporting period:	05/31/06

ITEM 1.               REPORT TO STOCKHOLDERS

MAY 31, 2006

Semiannual Report
to Shareholders

DWS Multi-Market Income Trust

(formerly Scudder Multi-Market Income Trust)

Contents

Click Here Performance Summary

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Other Information

Click Here Shareholder Meeting Results

Click Here Dividend Reinvestment Plan

Click Here Additional Information

Click Here Privacy Statement

Investments in funds involve risk. Yields and market value will fluctuate. Investing in emerging markets presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. Additionally, the fund invests in lower-quality and non-rated securities, which present greater risk of loss of principal and interest than higher-quality securities. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond investment, can decline and the investor can lose principal value. All of these factors may result in greater share price volatility. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary May 31, 2006

Performance is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.cef.dws-scudder.com for the Fund's most recent month-end performance.

Average Annual Total Returns as of 5/31/06
DWS Multi-Market Income Trust	6-Month*	1-Year	3-Year	5-Year	10-Year
Based on Net Asset Value(a)	3.07%	9.04%	13.33%	13.07%	9.05%
Based on Market Price(a)	1.57%	3.05%	13.34%	11.58%	9.20%
Credit Suisse High Yield Index(b)	4.94%	7.38%	10.17%	9.44%	7.19%
Credit Suisse High Yield Index (50%), Lehman Brothers Treasury Index (25%), Citigroup Non-USD World Government Bond Currency Hedged Index (15%), J.P. Morgan Emerging Markets Bond Index Plus (10%)(b)	2.43%	4.21%	6.71%	7.83%	7.53%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

Net Asset Value and Market Price
	As of 5/31/06	As of 11/30/05
Net Asset Value	$ 9.67	$ 9.75
Market Price	$ 9.92	$ 10.15

Prices and net asset value fluctuate and are not guaranteed.

Distribution Information
Six Months: Income Dividends as of 5/31/06	$ .39
May Income Dividend	$ .065
Current Annualized Distribution Rate (based on Net Asset Value) as of 5/31/06+	8.07%
Current Annualized Distribution Rate (based on Market Price) as of 5/31/06+	7.86%

(a) Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to NAV at which the Fund's shares traded during the period.

(b) Credit Suisse High Yield Index is an unmanaged, unleveraged, trader-priced portfolio constructed to mirror the global high-yield debt market. Lehman Brothers Treasury Index is an unmanaged, unleveraged index reflecting the performance of all public obligations and does not focus on one particular segment of the Treasury market. Citigroup Non-USD World Government Bond Currency Hedged Index is an unmanaged, unleveraged, foreign securities index representing major government bond markets other than the US. J.P. Morgan Emerging Markets Bond Index Plus is an unmanaged, unleveraged index tracking total returns for traded external currency-denominated debt instruments in the emerging markets: Brady bonds, loans, Eurobonds and US dollar-denominated local market instruments. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

+ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on May 31, 2006. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Distribution rates are historical, not guaranteed and will fluctuate.

Portfolio Management Review

In the following interview, Portfolio Manager Andrew P. Cestone discusses market conditions and investment strategy during DWS Multi-Market Income Trust's most recent semiannual period ended May 31, 2006.

Q: How did the fund perform over the six-month period ended May 31, 2006?

A: The fund provided a total return of 3.07% based on net asset value (performance is calculated based on the reinvestment of dividends), outperforming its Lipper peer group median return of 2.09% and underperforming the Credit Suisse High Yield Index return of 4.94%.1 The fund returned in the top quartile of its peer group for the one-, three-, five- and 10-year periods ended May 31, 2006, ranking in the 8th, 9th, 10th and 20th percentiles, respectively.2 The May 31, 2006, NAV per share was $9.67, compared with $9.75 six months ago. (Past performance is no guarantee of future results. Please see page 4 for more complete performance information.)

1 Credit Suisse High Yield Index is an unmanaged, unleveraged, trader-priced portfolio constructed to mirror the global high-yield debt market. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

2 Lipper's Closed General Bond Funds category represents funds that have no quality or maturity restrictions, can use leverage, and tend to invest in lower-grade debt issues. The fund ranked 1, 1, 1 and 2, for the 1-, 3-, 5- and 10-year periods as of May 31, 2006. There were 12, 11, 9 and 9 funds, respectively, in Lipper's Closed General Bond Funds category. Performance includes the reinvestment of dividends and capital gains and is no guarantee of future results. Source: Lipper Inc. as of May 31, 2006. It is not possible to invest directly in a Lipper category.

The fund's return based on the market price of shares as quoted on the NYSE was 1.57% for the six-month period, based on a closing value of $9.92 per share (performance is calculated based on the reinvestment of dividends). The fund's market price stood at $10.15 six months ago. The market price premium of the shares, as a percentage of net asset value, was approximately 3% on May 31, 2006.

The fund maintained a leveraged position throughout the period, meaning that we borrowed money under the fund's loan agreement. At the close of the period, the portfolio was approximately 23% leveraged, representing approximately $60 million of total portfolio assets.

Q: Will you discuss the general market environment for the sectors in which the fund was invested during the period?

A: The past six months were somewhat mixed for fixed-income investors as the US Federal Reserve Board (the Fed) remained on its tightening course. The Fed raised interest rates four times during the period for a total of 1%, leaving the overnight federal funds rate at 5% as of May 31, 2006. Certain fixed-income markets, especially the US Treasury market, did not fare well during the period as a result of investors' concerns over higher interest rates and inflation. The yield on the 10-year Treasury increased 63 basis points (0.63% percentage points) to end the period at 5.12%. Despite a rise in US Treasury yields, the high-yield asset class remained relatively resilient to the back-up in Treasury yields. High yield bonds exhibited strength as the solid fundamental underpinnings of the asset class remained in place. For the six-month period ended May 31, 2006, high yield returned 4.94%, as measured by the Credit Suisse High Yield Index. Similar to high yield, fundamentals in emerging-markets debt remained strong, which helped to cushion emerging-markets debt returns from the back-up in Treasury yields. For the same time period, emerging markets debt returned 1.47%, as measured by the JP Morgan EMBI Global Diversified Index.3

3 The JP Morgan EMBI Global Diversified is an unleveraged, uniquely-weighted version of the EMBI Global. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries' eligible current face amounts of debt outstanding. The countries covered in the EMBI Global Diversified Index are identical to those covered by the EMBI Global Index. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

High yield was helped by a strong economy and low defaults. This strength was seen as high-yield spreads narrowed approximately 68 basis points during the period, again approaching near historical lows. At the close of the period, the high-yield spread stood at 329 basis points, versus 398 basis points six months ago.4 Helped by strength in the US economy and relatively low interest rates, high-yield companies generally maintained sound financial positions. Probably the best indication of solid fundamentals in the high-yield market was the continuation of low defaults. At the end of May 2006, the Moody's 12-month rolling default rate stood at 1.72% compared with 2.08% at the end of November 2005.5 In addition to low defaults, recovery rates remained strong.6 Lastly, the ratio of rating upgrades to downgrades continued to remain intact — another indication of the market's solid fundamentals.7

4 The long-term historical spread-to-worst average is based upon the average monthly spread-to-worst of the Credit Suisse High Yield Index from January 31, 1986 to May 31, 2006. The yield spread is the difference between the yield of a given fixed-income asset class and the yield on Treasuries. A large spread indicates that investors require yields substantially above those of Treasuries in order to invest in high-yield bonds. This is generally indicative of a higher-risk environment. A smaller spread generally indicates a more positive credit environment, since investors are less concerned about risk and therefore willing to accept lower yields in order to invest in high-yield bonds.

5 Source: Moody's Investors Service, Inc.

6 The recovery rate is the amount investors recover when a bond defaults.

7 Bond ratings are the alphabetical designations indicating the credit quality of a particular bond, as measured by the major agencies. Treasuries, which are backed by the government and therefore free of default risk, are ranked AAA. The riskiest bonds are generally rated CCC and below.

Overall, emerging-markets debt securities continued to be supported by high commodity prices, a generally stable political backdrop, and continued fundamental improvement. In addition, strong investor demand for the asset class also helped to support returns. Although the fundamentals of emerging-markets debt securities remained strong, the emerging-markets debt asset class was not immune to the late period sell-off in the global markets. Investors' concerns that global inflation would lead to further interest rate increases, which would slow the growth of world economies, spurred a re-pricing of risk across the global markets. This re-pricing of risk put modest downward pricing pressure on global bonds. Despite this late period modest re-pricing, the emerging markets debt spread-to-worst narrowed 29 basis points to end the period at 214 basis points versus 243 basis points six months ago.8

8 The long-term historical spread-to-worst average is based upon the average monthly spread-to-worst of the JP Morgan EMBI Global Diversified Index from December 31, 1997 to May 31, 2006. The yield spread is the difference between the yield of a given fixed-income asset class and the yield on Treasuries. A large spread indicates that investors require yields substantially above those of Treasuries in order to invest in high-yield bonds. This is generally indicative of a higher-risk environment. A smaller spread generally indicates a more positive credit environment, since investors are less concerned about risk and therefore willing to accept lower yields in order to invest in emerging markets bonds.

Q: How did the fund's allocations affect performance?

A: Throughout the period, the fund maintained an approximately 50/50 balance between its high-yield and emerging-markets portfolio allocations. We started the period with a slight overweight in high yield.9 As discussed above, high-yield spreads narrowed to near their historical lows, and given this spread compression, we slightly reduced our allocation to high yield. In the middle of the period, as emerging-markets debt spreads tightened to inside of 200 basis points, we believed that there was less risk-adjusted relative value in the asset class. This view led us to reduce our allocation in emerging-markets debt. Our decision to reduce our emerging-markets debt exposure and capture value benefited the fund's returns.

9 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Q: Will you comment on your positioning within the emerging markets over the period?

A: Over the period, we maintained overweight positions in several Latin American countries as economic expansion in this region continued to accelerate. Latin American countries in which we maintained larger overweight positions included countries such as Argentina, the Dominican Republic and Uruguay. During the period, we also increased our exposure in Brazil to an overweight from an earlier period underweight. Outside of the Latin American region, one of our larger overweight positions was in Russia. Argentina was one of the top-performing countries for the period as the country continued to enjoy strong growth and a falling debt burden. In addition, Argentina's debt restructuring and a foreign currency upgrade by Standard & Poor's helped to support its returns. The Dominican Republic is a country which continued to exhibit improved solvency. In our opinion, this trend of improved solvency, coupled with a positive outcome from the recent elections, should lead to further credit improvement and a possible upgrade. Uruguay also continued to improve its solvency as the country remained on a course of decreasing its public sector and external debt obligations. High oil prices continued to strengthen Russia's macro-economic environment. We reduced our overweight position in Russia during the period as Russia's bond prices appreciated, and we believed that they did not offer as much value as had been the case earlier.

We were underweight in China and Chile based on our outlook that these countries did not offer good relative value. We remained underweight in the Philippines as we believed its fundamentals and political landscape continued to deteriorate. As such, we further increased our underweight during the period. In addition, we maintained an underweight in Peru due to political uncertainties.

Q: Will you comment on your positioning within the high-yield market over the period?

A: Individual security selection helped relative performance in the high yield sleeve of the fund. Securities in which we were overweight, and which added to relative returns, included such credits as North Atlantic Trading Company, Dayton Superior, Lyondell Chemical Co., Millennium (Arco) Chemicals, Inc. and Trimas Corporation. The fund's overweight positions in Tembec Industries and General Motors Acceptance Corporation (GMAC) and an underweight in Calpine detracted from relative performance. In addition, our underweight positions in Delphi and Federal-Mogul, auto supply companies, which are in default, also dampened relative returns.

During the past six months, we decreased our underweight in higher-quality securities in an effort to become more defensive. Lower-quality securities (CCC/split CCC/default) securities were the best-performing credit quality segment for the period, returning 13.28%, followed by middle-tier (split BB/B/split B) and upper-tier securities (split BBB/BB) which returned 4.62% and 1.90%, respectively. During the period and on average, the fund was overweight in lower-tier securities, and underweight upper-tier securities, which helped returns. In addition, the 3.81 year duration of the fund's high yield allocation was shorter than the Credit Suisse High Yield Index duration of 4.35 years, as a result of us finding better value in more defensive, yield-to-call securities. Being shorter in duration than the benchmark helped to mitigate interest rate volatility incurred in the market during the period.

Q: What is your current assessment of the fixed-income environment?

A: There is more reason to be concerned about inflation than there was six months ago, mainly because of continued high oil prices and the increased pricing power for businesses, which has flowed from the economic recovery. Although the rate of economic growth may moderate, we believe the underlying economic environment is stable. While monetary and financial conditions have been accommodative, the Fed appears to be moving steadily to a neutral monetary policy. In addition, US wage inflation remains under control, so we do not expect any of the more extreme scenarios with respect to inflation and interest rates to unfold.

We believe the high-yield market continues to exhibit sound fundamentals as the economy continues to be robust, which results in low default rates. The low default environment that the high-yield market currently enjoys will not last forever, which means good security selection is paramount at this point in the cycle. In addition, at this time, high-yield risk premiums are near historical lows. The portfolio's current positioning, shorter in duration than the fund's benchmark, the Credit Suisse High Yield Index, should also help mitigate any negative effects of a spike in interest rates or a pickup in spread volatility. However, over time, as we find more longer-dated securities offering better risk-adjusted return potential, we would expect to move to a more neutral duration position vs. the benchmark (the Credit Suisse High Yield Index.)

With respect to emerging markets, we believe the trend of solid fundamentals will remain on course and investor demand for the asset class will remain intact. However, a rapid rise in United States and global yields caused by an unexpected restrictive monetary policy in the United States and abroad, or a sharp drop in oil prices, would most likely contribute to increased volatility in the asset class.

We remain focused on adding value by doing fundamental research. Given that, we are particularly focused on seeking to limit downside risk while looking for opportunities that offer nice yield, and some opportunity for lower-risk capital appreciation. This is consistent with our long-term focus of seeking credits that are improving, will benefit from positive credit events or that are trading at what we believe are undervalued levels. Going forward, we will continue to monitor the global economy as well as the relative value provided by emerging markets and high yield issuers.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Asset Allocation (Excludes Securities Lending Collateral)	5/31/06	11/30/05

Foreign Bonds — US$ Denominated	48%	45%
Corporate Bonds	41%	41%
Cash Equivalents	5%	3%
Foreign Bonds — Non US$ Denominated	5%	5%
US Treasury Obligations	1%	4%
Loan Participation	—	1%
Other	—	1%
	100%	100%
Corporate and Foreign Bonds Diversification (As a Percentage of Corporate and Foreign Bonds)	5/31/06	11/30/05

Emerging Market Sovereign Bonds	46%	43%
Consumer Discretionary	14%	13%
Energy	8%	9%
Financials	7%	7%
Materials	7%	8%
Industrials	6%	8%
Utilities	5%	3%
Telecommunication Services	3%	5%
Consumer Staples	2%	1%
Information Technology	1%	2%
Health Care	1%	1%
	100%	100%
Quality (Excludes Cash Equivalents and Securities Lending Collateral)	5/31/06	11/30/05

Government and Agency	1%	4%
A	1%	2%
BBB	10%	10%
BB	29%	23%
B	41%	40%
Below B	17%	15%
Not Rated	1%	6%
	100%	100%

Asset allocation, corporate and foreign bonds diversification and quality are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

Interest Rate Sensitivity	5/31/06	11/30/05

Average Maturity	11.8 years	11.2 years
Duration	6.9 years	6.7 years

Interest rate sensitivity is subject to change. Duration shown does not account for the leverage position of the Fund.

For more complete details about the Fund's investment portfolio, see page 14. A quarterly Fact Sheet is available upon request. Please see the Additional Information section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of May 31, 2006 (Unaudited)

	Principal Amount ($)(a)	Value ($)

Corporate Bonds 52.8%
Consumer Discretionary 15.1%
155 East Tropicana LLC, 8.75%, 4/1/2012	165,000	161,700
Adelphia Communications Corp., Series B, 7.75%, 1/15/2009*	150,000	69,750
Affinia Group, Inc., 9.0%, 11/30/2014 (b)	365,000	332,150
AMC Entertainment, Inc., 8.0%, 3/1/2014 (b)	515,000	480,237
Aztar Corp., 7.875%, 6/15/2014	610,000	651,937
Cablevision Systems Corp., Series B, 9.62%**, 4/1/2009	115,000	122,188
Caesars Entertainment, Inc., 8.875%, 9/15/2008	240,000	253,800
Charter Communications Holdings LLC:
9.625%, 11/15/2009	15,000	11,513
10.25%, 9/15/2010	1,215,000	1,211,962
144A, 10.25%, 9/15/2010 (b)	320,000	318,400
11.0%, 10/1/2015	1,066,000	916,760
Cooper-Standard Automotive, Inc., 8.375%, 12/15/2014 (b)	260,000	215,474
CSC Holdings, Inc.:
7.25%, 7/15/2008	180,000	181,350
7.875%, 12/15/2007	640,000	651,200
Dex Media East LLC/Financial, 12.125%, 11/15/2012	1,851,000	2,087,002
Dura Operating Corp., Series B, 8.625%, 4/15/2012 (b)	320,000	275,600
EchoStar DBS Corp.:
6.625%, 10/1/2014	65,000	61,425
144A, 7.125%, 2/1/2016	200,000	191,500
Foot Locker, Inc., 8.5%, 1/15/2022	300,000	306,000
Ford Motor Co., 7.45%, 7/16/2031 (b)	180,000	130,500
French Lick Resorts & Casinos, 144A, 10.75%, 4/15/2014	1,085,000	1,060,587
Friendly Ice Cream Corp., 8.375%, 6/15/2012 (b)	215,000	190,275
General Motors Corp.:
8.25%, 7/15/2023 (b)	460,000	346,150
8.375%, 7/15/2033 (b)	330,000	250,387
Goodyear Tire & Rubber Co., 11.25%, 3/1/2011	1,125,000	1,254,375
Gregg Appliances, Inc., 9.0%, 2/1/2013	125,000	115,938
GSC Holdings Corp., 144A, 8.0%, 10/1/2012 (b)	115,000	114,425
Hertz Corp., 144A, 8.875%, 1/1/2014	480,000	499,200
Isle of Capri Casinos, Inc., 7.0%, 3/1/2014	530,000	514,100
Jacobs Entertainment, Inc., 11.875%, 2/1/2009	1,265,000	1,342,481
Lear Corp.:
Series B, 5.75%, 8/1/2014	55,000	44,825
Series B, 8.11%, 5/15/2009 (b)	575,000	560,625
Levi Strauss & Co., 9.74%**, 4/1/2012 (b)	190,000	196,413
Liberty Media Corp.:
5.7%, 5/15/2013	35,000	32,165
8.25%, 2/1/2030 (b)	260,000	250,788
8.5%, 7/15/2029 (b)	280,000	274,119
Linens 'n Things, Inc., 144A, 10.702%**, 1/15/2014	125,000	120,625
Mandalay Resort Group, Series B, 10.25%, 8/1/2007	70,000	73,325
Mediacom Broadband LLC, 8.5%, 10/15/2015	70,000	68,250
MGM MIRAGE:
8.375%, 2/1/2011 (b)	185,000	193,325
9.75%, 6/1/2007	325,000	335,969
MTR Gaming Group, Inc., Series B, 9.75%, 4/1/2010	450,000	477,562
NCL Corp., 10.625%, 7/15/2014	205,000	202,438
Norcraft Holdings/Capital, Step-up Coupon, 0% to 9/1/2008, 9.75% to 9/1/2012	550,000	462,000
Paxson Communications Corp., 144A, 11.318%**, 1/15/2013	200,000	202,250
Pinnacle Entertainment, Inc., 8.75%, 10/1/2013 (b)	710,000	750,825
Premier Entertainment Biloxi LLC/Finance, 10.75%, 2/1/2012	1,075,000	1,107,250
PRIMEDIA, Inc.:
8.875%, 5/15/2011	225,000	215,438
10.545%**, 5/15/2010	605,000	617,100
Renaissance Media Group LLC, 10.0%, 4/15/2008	325,000	325,000
Resorts International Hotel & Casino, Inc., 11.5%, 3/15/2009	985,000	1,073,650
Rexnord Corp., 10.125%, 12/15/2012	150,000	166,500
Sinclair Broadcast Group, Inc., 8.75%, 12/15/2011	1,065,000	1,107,600
Sirius Satellite Radio, Inc., 9.625%, 8/1/2013 (b)	480,000	453,600
Six Flags, Inc., 9.75%, 4/15/2013	495,000	496,237
Steinway Musical Instruments, Inc., 144A, 7.0%, 3/1/2014	115,000	112,988
The Bon-Ton Department Stores, Inc., 144A, 10.25%, 3/15/2014 (b)	290,000	271,150
Toys "R" Us, Inc., 7.375%, 10/15/2018	135,000	99,900
Trump Entertainment Resorts, Inc., 8.5%, 6/1/2015	1,205,000	1,180,900
TRW Automotive, Inc.:
11.0%, 2/15/2013	900,000	996,750
11.75%, 2/15/2013 EUR	160,000	232,702
United Auto Group, Inc., 9.625%, 3/15/2012	795,000	839,719
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	155,000	161,200
XM Satellite Radio, Inc., 144A, 9.75%, 5/1/2014 (b)	880,000	818,400
Young Broadcasting, Inc., 8.75%, 1/15/2014 (b)	1,285,000	1,079,400
		29,919,354
Consumer Staples 1.9%
Alliance One International, Inc., 11.0%, 5/15/2012	200,000	190,000
Birds Eye Foods, Inc., 11.875%, 11/1/2008	417,000	424,819
Del Laboratories, Inc., 8.0%, 2/1/2012 (b)	205,000	168,100
Delhaize America, Inc.:
8.05%, 4/15/2027	65,000	67,327
9.0%, 4/15/2031	930,000	1,042,560
Harry & David Holdings, Inc., 9.82%**, 3/1/2012	200,000	192,000
North Atlantic Trading Co., 9.25%, 3/1/2012	450,000	362,250
Swift & Co.:
10.125%, 10/1/2009 (b)	65,000	67,113
12.5%, 1/1/2010 (b)	60,000	61,050
Viskase Co., Inc., 11.5%, 6/15/2011	1,130,000	1,170,962
		3,746,181
Energy 5.1%
Belden & Blake Corp., 8.75%, 7/15/2012	920,000	940,700
Chaparral Energy, Inc., 144A, 8.5%, 12/1/2015	475,000	480,938
Chesapeake Energy Corp.:
6.25%, 1/15/2018 (b)	65,000	60,450
144A, 6.5%, 8/15/2017	65,000	61,425
6.875%, 1/15/2016 (b)	625,000	607,812
7.75%, 1/15/2015	80,000	81,800
Delta Petroleum Corp., 7.0%, 4/1/2015	515,000	471,225
Dynegy Holdings, Inc.:
7.625%, 10/15/2026	570,000	507,300
144A, 8.375%, 5/1/2016	445,000	442,775
El Paso Production Holding Corp., 7.75%, 6/1/2013	365,000	372,300
Frontier Oil Corp., 6.625%, 10/1/2011	665,000	645,050
Newpark Resources, Inc., Series B, 8.625%, 12/15/2007	560,000	560,000
NGC Corp. Capital Trust I, Series B, 8.316%, 6/1/2027	240,000	208,800
Plains Exploration & Production Co., Series B, 8.75%, 7/1/2012	215,000	224,675
Range Resources Corp., 7.5%, 5/15/2016	235,000	234,413
Sonat, Inc., 7.0%, 2/1/2018	70,000	66,500
Southern Natural Gas, 8.875%, 3/15/2010	770,000	815,114
Stone Energy Corp.:
6.75%, 12/15/2014	935,000	937,337
8.25%, 12/15/2011 (b)	310,000	320,850
Transmeridian Exploration, Inc., 144A, 12.0%, 12/15/2010 (b)	265,000	265,000
Williams Companies, Inc.:
8.125%, 3/15/2012	1,190,000	1,261,400
8.75%, 3/15/2032	555,000	621,600
		10,187,464
Financials 7.0%
Alamosa Delaware, Inc.:
8.5%, 1/31/2012	65,000	69,388
11.0%, 7/31/2010	305,000	336,263
Ashton Woods USA LLC, 9.5%, 10/1/2015	440,000	405,900
E*TRADE Financial Corp.:
7.375%, 9/15/2013	180,000	182,250
7.875%, 12/1/2015	140,000	145,600
8.0%, 6/15/2011	315,000	326,025
Ford Motor Credit Co.:
7.25%, 10/25/2011	1,430,000	1,270,289
7.375%, 10/28/2009	2,865,000	2,638,911
7.875%, 6/15/2010	680,000	627,386
General Motors Acceptance Corp.:
6.875%, 9/15/2011	3,020,000	2,837,048
8.0%, 11/1/2031 (b)	1,600,000	1,502,870
H&E Equipment/Finance:
11.125%, 6/15/2012	230,000	253,000
12.5%, 6/15/2013	125,000	140,000
Ipayment, Inc., 144A, 9.75%, 5/15/2014	190,000	190,475
Poster Financial Group, Inc., 8.75%, 12/1/2011 (b)	620,000	652,550
R.H. Donnelly Finance Corp., 10.875%, 12/15/2012	745,000	819,500
TIG Capital Holdings Trust, 144A, 8.597%, 1/15/2027	560,000	427,000
Triad Acquisition Corp., Series B, 11.125%, 5/1/2013	300,000	297,000
Universal City Development, 11.75%, 4/1/2010	800,000	874,000
		13,995,455
Health Care 0.6%
Tenet Healthcare Corp., 144A, 9.5%, 2/1/2015	1,095,000	1,103,213
Industrials 5.5%
Allied Security Escrow Corp., 11.375%, 7/15/2011	375,000	376,875
Allied Waste North America, Inc., Series B, 9.25%, 9/1/2012	678,000	722,917
American Color Graphics, 10.0%, 6/15/2010	385,000	262,763
Avondale Mills, Inc., 144A, 11.5%**, 7/1/2012	250,000	255,000
Beazer Homes USA, Inc., 8.375%, 4/15/2012	70,000	72,013
Browning-Ferris Industries:
7.4%, 9/15/2035	545,000	496,631
9.25%, 5/1/2021	300,000	316,875
Case New Holland, Inc., 9.25%, 8/1/2011	810,000	860,625
Cenveo Corp., 7.875%, 12/1/2013	530,000	511,450
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010 (b)	630,000	628,425
Compression Polymers Corp.:
144A, 10.5%, 7/1/2013	600,000	624,000
144A, 11.44%**, 7/1/2012	215,000	220,375
Congoleum Corp., 8.625%, 8/1/2008*	395,000	391,050
DRS Technologies, Inc., 7.625%, 2/1/2018	325,000	328,250
Education Management LLC, 144A, 8.75%, 6/1/2014 (f)	230,000	230,000
K. Hovnanian Enterprises, Inc.:
6.25%, 1/15/2016 (b)	535,000	472,814
8.875%, 4/1/2012	605,000	623,150
Kansas City Southern:
7.5%, 6/15/2009	135,000	135,675
9.5%, 10/1/2008	885,000	929,250
Kinetek, Inc., Series D, 10.75%, 11/15/2006	830,000	823,775
Millennium America, Inc., 9.25%, 6/15/2008	270,000	279,787
Ship Finance International Ltd., 8.5%, 12/15/2013	310,000	297,600
The Brickman Group Ltd., Series B, 11.75%, 12/15/2009	530,000	573,725
Xerox Capital Trust I, 8.0%, 2/1/2027	190,000	194,038
Xerox Corp., 6.4%, 3/15/2016	270,000	257,850
		10,884,913
Information Technology 2.4%
L-3 Communications Corp.:
5.875%, 1/15/2015	680,000	625,600
Series B, 6.375%, 10/15/2015	195,000	184,275
Lucent Technologies, Inc., 6.45%, 3/15/2029	1,655,000	1,441,919
Sanmina-SCI Corp., 8.125%, 3/1/2016	475,000	476,187
SunGard Data Systems, Inc., 144A, 10.25%, 8/15/2015	480,000	501,600
UGS Corp., 10.0%, 6/1/2012	460,000	499,100
Unisys Corp., 7.875%, 4/1/2008	960,000	960,000
		4,688,681
Materials 7.3%
ARCO Chemical Co., 9.8%, 2/1/2020	1,555,000	1,866,000
Associated Materials, Inc., Step-up Coupon, 0% to 3/1/2009, 11.25% to 3/1/2014	105,000	65,625
Chemtura Corp., 6.875%, 6/1/2016	265,000	257,050
Constar International, Inc., 11.0%, 12/1/2012 (b)	85,000	65,238
Crystal US Holding, Series A, Step-up Coupon, 0% to 10/1/2009, 10.0% to 10/1/2014	155,000	123,613
Crown Cork & Seal Co., Inc., 7.5%, 12/15/2096	165,000	132,412
Dayton Superior Corp.:
10.75%, 9/15/2008 (b)	170,000	175,525
13.0%, 6/15/2009 (b)	355,000	315,950
Equistar Chemical Funding, 10.625%, 5/1/2011	405,000	438,412
Exopac Holding Corp., 144A, 11.25%, 2/1/2014	575,000	585,781
GEO Specialty Chemicals, Inc., 144A, 13.479%**, 12/31/2009	1,004,000	873,480
Greif, Inc., 8.875%, 8/1/2012	370,000	390,350
Hexcel Corp., 6.75%, 2/1/2015	200,000	193,000
Huntsman LLC, 11.625%, 10/15/2010	790,000	876,900
IMC Global, Inc., 10.875%, 8/1/2013	1,128,000	1,277,460
International Steel Group, Inc., 6.5%, 4/15/2014	185,000	177,600
Koppers Holding, Inc., Step-up Coupon, 0% to 11/15/2009, 9.875% to 11/15/2014	390,000	286,650
Lyondell Chemical Co., 10.5%, 6/1/2013	115,000	128,800
Massey Energy Co.:
6.625%, 11/15/2010	475,000	475,000
144A, 6.875%, 12/15/2013	235,000	225,600
Metaldyne Corp.:
10.0%, 11/1/2013	65,000	62,400
11.0%, 6/15/2012	35,000	30,100
Mueller Holdings, Inc., Step-up Coupon, 0% to 4/15/2009, 14.75% to 4/15/2014	1,015,000	852,600
Neenah Foundry Co.:
144A, 11.0%, 9/30/2010	1,039,000	1,132,510
144A, 13.0%, 9/30/2013	325,879	330,767
OM Group, Inc., 9.25%, 12/15/2011 (b)	70,000	72,888
Omnova Solutions, Inc., 11.25%, 6/1/2010	920,000	982,100
Oregon Steel Mills, Inc., 10.0%, 7/15/2009	220,000	231,000
Oxford Automotive, Inc., 144A, 12.5%, 10/15/2010*	584,870	8,773
Radnor Holdings Corp., 11.0%, 3/15/2010	190,000	119,700
Rockwood Specialties Group, Inc., 10.625%, 5/15/2011	142,000	153,360
TriMas Corp., 9.875%, 6/15/2012	470,000	448,850
UAP Holding Corp., Step-up Coupon, 0% to 1/15/2008, 10.75% to 7/15/2012	255,000	246,141
United States Steel Corp., 9.75%, 5/15/2010 (b)	565,000	607,375
Witco Corp., 6.875%, 2/1/2026	70,000	63,000
Wolverine Tube, Inc., 10.5%, 4/1/2009 (b)	190,000	162,450
		14,434,460
Telecommunication Services 2.7%
American Cellular Corp., Series B, 10.0%, 8/1/2011	215,000	230,856
Cincinnati Bell, Inc.:
7.25%, 7/15/2013 (b)	760,000	765,700
8.375%, 1/15/2014 (b)	525,000	530,250
Dobson Communications Corp., 8.875%, 10/1/2013	305,000	308,050
Insight Midwest LP, 9.75%, 10/1/2009	185,000	189,625
Nextel Communications, Inc., Series D, 7.375%, 8/1/2015	1,700,000	1,752,261
Qwest Corp., 7.25%, 9/15/2025	500,000	478,750
Rural Cellular Corp.:
9.75%, 1/15/2010 (b)	125,000	126,250
9.875%, 2/1/2010	185,000	194,713
144A, 10.899%**, 11/1/2012 (b)	70,000	72,975
Triton PCS, Inc., 8.5%, 6/1/2013	135,000	124,875
Ubiquitel Operating Co., 9.875%, 3/1/2011	210,000	229,425
US Unwired, Inc., Series B, 10.0%, 6/15/2012	355,000	396,269
		5,399,999
Utilities 5.2%
AES Corp., 144A, 8.75%, 5/15/2013	1,930,000	2,084,400
Allegheny Energy Supply Co., LLC, 144A, 8.25%, 4/15/2012	1,330,000	1,426,425
CMS Energy Corp., 8.5%, 4/15/2011 (b)	1,190,000	1,255,450
Mirant North America LLC, 144A, 7.375%, 12/31/2013	20,000	19,750
Mission Energy Holding Co., 13.5%, 7/15/2008	1,670,000	1,885,012
NRG Energy, Inc.:
7.25%, 2/1/2014	575,000	575,000
7.375%, 2/1/2016	1,125,000	1,126,406
PSE&G Energy Holdings LLC, 10.0%, 10/1/2009	1,385,000	1,513,113
Sierra Pacific Resources:
6.75%, 8/15/2017 (b)	325,000	315,905
8.625%, 3/15/2014	185,000	199,278
		10,400,739
Total Corporate Bonds (Cost $105,627,335)		104,760,459

Foreign Bonds — US$ Denominated 61.7%
Consumer Discretionary 1.1%
Jafra Cosmetics International, Inc., 10.75%, 5/15/2011	945,000	1,021,781
Shaw Communications, Inc., 8.25%, 4/11/2010	130,000	135,850
Telenet Group Holding NV, 144A, Step-up Coupon, 0% to 12/15/2008, 11.5% to 6/15/2014 (b)	909,000	763,560
Unity Media GmbH, 144A, 10.375%, 2/15/2015	150,000	147,000
Vitro SA de CV, Series A, 144A, 12.75%, 11/1/2013 (b)	150,000	141,750
		2,209,941
Energy 4.5%
Gaz Capital SA, 144A, 8.625%, 4/28/2034	200,000	234,250
OAO Gazprom, 144A, 9.625%, 3/1/2013	700,000	808,500
Pemex Project Funding Master Trust:
7.375%, 12/15/2014	1,200,000	1,239,600
8.0%, 11/15/2011	1,800,000	1,921,500
9.5%, 9/15/2027	2,770,000	3,344,775
Petronas Capital Ltd., Series REG S, 7.875%, 5/22/2022	900,000	1,038,195
Secunda International Ltd., 13.068%**, 9/1/2012	250,000	262,500
		8,849,320
Financials 1.0%
Conproca SA de CV, Series REG S, 12.0%, 6/16/2010	905,000	1,063,375
Doral Financial Corp., 5.91%**, 7/20/2007	770,000	741,380
New ASAT (Finance) Ltd., 9.25%, 2/1/2011	255,000	224,400
		2,029,155
Health Care 0.4%
Biovail Corp., 7.875%, 4/1/2010	815,000	825,188
Industrials 1.5%
Grupo Transportacion Ferroviaria Mexicana SA de CV:
9.375%, 5/1/2012	360,000	383,400
10.25%, 6/15/2007	920,000	952,200
12.5%, 6/15/2012	337,000	372,385
J. Ray McDermott SA, 144A, 11.5%, 12/15/2013	705,000	836,969
Stena AB, 9.625%, 12/1/2012	290,000	311,025
		2,855,979
Materials 1.4%
Cascades, Inc., 7.25%, 2/15/2013	669,000	627,188
ISPAT Inland ULC, 9.75%, 4/1/2014	671,000	750,681
Novelis, Inc., 144A, 7.25%, 2/15/2015	560,000	534,800
Rhodia SA, 8.875%, 6/1/2011	658,000	664,580
Tembec Industries, Inc., 8.625%, 6/30/2009	455,000	254,800
		2,832,049
Sovereign Bonds 50.0%
Aries Vermogensverwaltung GmbH, Series C REGS, 9.6%, 10/25/2014	3,750,000	4,611,787
Central Bank of Nigeria, Series WW, 6.25%, 11/15/2020	4,000,000	3,960,000
Dominican Republic:
144A, 8.625%, 4/20/2027	1,330,000	1,346,625
Series REG S, 9.5%, 9/27/2011 (PIK)	1,533,501	1,633,178
Federative Republic of Brazil:
8.75%, 2/4/2025	1,300,000	1,384,500
8.875%, 10/14/2019 (b)	2,060,000	2,238,190
11.0%, 1/11/2012	1,780,000	2,118,200
11.0%, 8/17/2040	2,715,000	3,309,585
14.5%, 10/15/2009	3,000,000	3,750,000
Government of Ukraine, Series REG S, 7.65%, 6/11/2013	1,685,000	1,702,187
Islamic Republic of Pakistan, 144A, 7.875%, 3/31/2036	1,730,000	1,647,825
Republic of Argentina:
Step-up Coupon, 1.33% to 3/31/2009, 2.5% to 3/31/2019, 3.75% to 3/31/2029, 5.25% to 12/31/2038	3,950,000	1,372,625
4.889%**, 8/3/2012 (PIK)	6,395,000	5,231,110
Republic of Bulgaria, Series REG S, 8.25%, 1/15/2015	530,000	606,108
Republic of Colombia:
8.25%, 12/22/2014 (b)	1,625,000	1,748,500
10.0%, 1/23/2012	1,300,000	1,488,500
10.75%, 1/15/2013	780,000	936,000
Republic of Ecuador, Series REG S, Step-up Coupon, 9.0% to 8/15/2006, 10.0% to 8/15/2030	2,750,000	2,701,875
Republic of El Salvador, 144A, 7.65%, 6/15/2035	2,175,000	2,142,375
Republic of Indonesia:
144A, 6.875%, 3/9/2017	2,615,000	2,561,131
Series REG S, 7.25%, 4/20/2015	1,670,000	1,695,050
Republic of Panama:
7.125%, 1/29/2026 (b)	1,430,000	1,408,550
9.375%, 1/16/2023	2,810,000	3,343,900
Republic of Peru, 7.35%, 7/21/2025 (b)	2,220,000	2,162,280
Republic of Philippines:
8.0%, 1/15/2016	2,200,000	2,299,000
8.375%, 2/15/2011	725,000	764,875
9.375%, 1/18/2017	2,400,000	2,703,000
9.875%, 1/15/2019	370,000	431,975
Republic of Serbia, Series REG S, Step-up Coupon, 3.75% to 11/1/2009, 6.75% to 11/1/2024	2,250,000	1,935,000
Republic of Turkey:
6.875%, 3/17/2036 (b)	895,000	783,125
7.25%, 3/15/2015 (b)	2,320,000	2,302,600
7.375%, 2/5/2025	2,650,000	2,544,000
8.0%, 2/14/2034	300,000	297,375
11.75%, 6/15/2010	4,495,000	5,242,294
Republic of Uruguay:
7.25%, 2/15/2011	85,000	85,213
7.625%, 3/21/2036	1,730,000	1,626,200
9.25%, 5/17/2017	1,825,000	1,998,375
Republic of Venezuela:
7.65%, 4/21/2025	1,870,000	1,888,700
9.375%, 1/13/2034	2,000,000	2,385,000
10.75%, 9/19/2013	3,560,000	4,272,000
Russian Federation, Series REG S, Step-up Coupon, 5.0% to 3/31/2007, 7.5% to 3/31/2030	4,980,000	5,327,604
Russian Ministry of Finance, Series VII, 3.0%, 5/14/2011	2,650,000	2,302,320
Socialist Republic of Vietnam, 144A, 6.875%, 1/15/2016	1,735,000	1,769,700
United Mexican States:
5.625%, 1/15/2017 (b)	2,328,000	2,165,040
8.3%, 8/15/2031	785,000	890,975
		99,114,452
Telecommunication Services 1.2%
Cell C Property Ltd., 144A, 11.0%, 7/1/2015 (b)	525,000	534,844
Embratel, Series B, 11.0%, 12/15/2008 (b)	163,000	178,892
Grupo Iusacell SA de CV, Series B, 10.0%, 7/15/2004*	100,000	85,000
Intelsat Ltd., 5.25%, 11/1/2008	330,000	315,150
Millicom International Cellular SA, 10.0%, 12/1/2013	60,000	67,200
Mobifon Holdings BV, 12.5%, 7/31/2010	740,000	838,050
Stratos Global Corp., 144A, 9.875%, 2/15/2013	430,000	423,550
		2,442,686
Utilities 0.6%
Intergas Finance BV, Series REG S, 6.875%, 11/4/2011	1,230,000	1,225,953
Total Foreign Bonds — US$ Denominated (Cost $123,930,325)		122,384,723

Foreign Bonds — Non US$ Denominated 5.8%
Consumer Discretionary 0.2%
Unity Media GmbH, 144A, 8.75%, 2/15/2015 EUR	405,000	482,639
Information Technology 0.1%
Sensata Technologies BV, 144A, 9.0%, 5/1/2016 EUR	100,000	129,061
Sovereign Bonds 5.5%
Federative Republic of Brazil, 12.5%, 1/5/2016 BRL	2,070,000	836,951
Government of Malaysia, Series 1/04, 4.305%, 2/27/2009 MYR	6,540,000	1,798,466
Government of Ukraine, Series REG S, 4.95%, 10/13/2015 EUR	1,400,000	1,609,004
Republic of Argentina:
GDP Linked Note, 12/31/2033 ARS	4,576,654	1,748,360
7.82%, 12/31/2033 (PIK) EUR	3,143,365	3,604,980
Republic of Uruguay, 10.5%, 10/20/2006 UYU	26,300,000	1,347,333
		10,945,094
Total Foreign Bonds — Non US$ Denominated (Cost $11,737,178)		11,556,794
	Shares	Value ($)

Common Stocks 0.0%
Consumer Discretionary 0.0%
Catalina Restaurant Group, Inc.*	1,474	737
Materials 0.0%
GEO Specialty Chemicals, Inc.*	7,125	3,562
GEO Specialty Chemicals, Inc. 144A*	649	325
		3,887
Telecommunication Services 0.0%
IMPSAT Fiber Networks, Inc.*	4,393	40,196
Total Common Stocks (Cost $391,637)		44,820

Warrants 0.0%
Industrials 0.0%
DeCrane Aircraft Holdings, Inc. 144A*	350	0
TravelCenters of America, Inc.*	104	13
		13
Materials 0.0%
Dayton Superior Corp. 144A*	25	0
Total Warrants (Cost $428)		13
Convertible Preferred Stock 0.1%
Consumer Discretionary
Paxson Communications Corp., 144A, 9.75% (PIK)	15	105,375
Paxson Communications Corp., 144A, Series AI, 9.75%, (PIK)	3	21,075
Total Convertible Preferred Stocks (Cost $125,925)		126,450
	Principal Amount ($)(a)	Value ($)

Loan Participation 0.4%
Republic of Algeria, Floating Rate Debt Conversion Bond, LIBOR plus .8125, 5.813%**, 3/4/2010 (Cost $745,142)	770,000	770,000
	Units	Value ($)

Other Investments 0.3%
Hercules, Inc., (Bond Unit), 6.5%, 6/30/2029	410,000	332,100
IdleAire Technologies Corp. (Bond Unit), 144A, Step-up Coupon, 0% to 6/15/2008, 13.0% to 12/15/2012	445,000	333,750
Total Other Investments (Cost $688,557)		665,850
	Principal Amount ($)(a)	Value ($)

US Treasury Obligations 0.8%
US Treasury Bonds:
5.375%, 2/15/2031 (b)	190,000	192,167
6.25%, 8/15/2023 (b)	115,000	126,347
8.125%, 8/15/2021 (b)	50,000	64,344
US Treasury Note, 12.0%, 8/15/2013	1,000,000	1,144,142
Total US Treasury Obligations (Cost $1,850,498)		1,527,000
Total Investments in Securities (Cost $245,097,025)		241,836,109
	Shares	Value ($)

Securities Lending Collateral 10.8%
Daily Assets Fund Institutional, 5.00% (c) (d) (Cost $21,374,701)	21,374,701	21,374,701

Cash Equivalents 6.8%
Cash Management QP Trust, 5.01% (e) (Cost $13,508,605)	13,508,605	13,508,605
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $279,980,331)+	139.5	276,719,415
Other Assets and Liabilities, Net	(9.3)	(18,356,335)
Notes Payable	(30.2)	(60,000,000)
Net Assets	100.0	198,363,080

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or the interest or has filed for bankruptcy. The following table represents bonds that are in default:

Security	Coupon	Maturity Date	Principal Amount ($)		Acquisition Cost ($)	Value ($)
Adelphia Communications Corp.	7.75%	1/15/2009	150,000	USD	95,375	69,750
Congoleum Corp.	8.625%	8/01/2008	395,000	USD	393,148	391,050
Grupo Iusacell SA de CV	10%	7/15/2004	100,000	USD	67,894	85,000
Oxford Automotive, Inc.	12.5%	10/15/2010	584,870	USD	60,052	8,773
					$ 616,469	$ 554,573

** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of May 31, 2006.

+ The cost for federal income tax purposes was $281,780,623. At May 31, 2006, net unrealized depreciation for all securities based on tax cost was $5,061,208. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,089,124 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $7,150,332.

(a) Principal amount stated in US dollars unless otherwise noted.

(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at May 31, 2006 amounted to $20,931,561 which is 10.6% of net assets.

(c) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending.

(e) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(f) When-issued securities

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

LIBOR: Represents the London InterBank Offered Rate.

PIK: Denotes that all or a portion of the income is paid in kind.

Currency Abbreviations
ARS Argentine Peso BRL Brazilian Real EUR Euro MYR Malaysian Ringgit UYU Uruguayan Peso

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of May 31, 2006 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $245,097,025) — including $20,931,561 of securities loaned	$ 241,836,109
Investment in Daily Assets Fund Institutional (cost $21,374,701)*	21,374,701
Investment in Cash Management QP Trust (cost $13,508,605)	13,508,605
Total investments in securities, at value (cost $279,980,331)	276,719,415
Cash	45,233
Foreign currency, at value (cost $127,080)	127,838
Receivable for investments sold	1,396,228
Interest receivable	5,298,880
Unrealized appreciation on forward foreign currency exchange contracts	50,939
Other assets	46,213
Total assets	283,684,746
Liabilities
Payable for investments purchased	2,141,475
Notes payable	60,000,000
Interest on notes payable	462,046
Payable upon return of securities loaned	21,374,701
Payable for when-issued securities	525,000
Unrealized depreciation on forward foreign currency exchange contracts	460,529
Accrued management fee	141,991
Net payable on closed forward foreign currency exchange contracts	16,188
Other accrued expenses and payables	199,736
Total liabilities	85,321,666
Net assets, at value	$ 198,363,080
Net Assets
Net assets consist of: Undistributed net investment income	3,836,886
Net unrealized appreciation (depreciation) on: Investments	(3,260,916)
Foreign currency related transactions	(415,327)
Accumulated net realized gain (loss)	(16,532,072)
Paid-in capital	214,734,509
Net assets, at value	$ 198,363,080
Net Asset Value
Net Asset Value per share ($198,363,080 ÷ 20,518,783 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.67

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended May 31, 2006 (Unaudited)
Investment Income
Income: Interest (net of foreign taxes withheld of $9,618)	$ 9,515,315
Interest — Cash Management QP Trust	310,257
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	35,637
Total Income	9,861,209
Expenses: Management fee	857,829
Services to shareholders	20,244
Custodian fees	37,399
Auditing	27,272
Legal	22,890
Trustees' fees and expenses	9,716
Reports to shareholders	48,440
Interest expense	1,468,586
Other	67,934
Total expenses before expense reductions	2,560,310
Expense reductions	(8,632)
Total expenses after expense reductions	2,551,678
Net investment income	7,309,531
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	2,077,705
Foreign currency related transactions	(167,031)
Net increase from payments by affiliates and net gains (losses) realized on the disposal of investments in violation of restrictions	—
1,910,674
Net unrealized appreciation (depreciation) during the period on: Investments	(2,578,498)
Foreign currency related transactions	(408,600)
(2,987,098)
Net gain (loss) on investment transactions	(1,076,424)
Net increase (decrease) in net assets resulting from operations	$ 6,233,107
Statement of Cash Flows for the six months ended May 31, 2006 (Unaudited)
Cash Flows from Operating Activities:
Investment income received	$ 10,497,949
Payment of operating expenses	(1,048,896)
Payment of interest expense	(1,401,864)
Proceeds from sales and maturities of investments	149,249,235
Purchases of investments	(144,906,222)
Net purchases, sales and maturities of short-term investments	(4,817,842)
Cash provided (used) by operating activities	$ 7,572,360
Cash Flows from Financing Activities:
Distributions paid (net of reinvestment of distributions)	$ (7,731,515)
Cash provided (used) by financing activities	(7,731,515)
Increase (decrease) in cash	(159,155)
Cash at beginning of period*	332,226
Cash at end of period*	$ 173,071
Reconciliation of Net Increase (Decrease) in Net Assets Resulting from Operations to Cash Provided (Used) by Operating Activities:
Net increase (decrease) in net assets resulting from operations	$ 6,233,107
Net (increase) decrease in cost of investments	(3,120,619)
Net (increase) decrease in unrealized appreciation (depreciation) on investments	2,578,498
(Increase) decrease in interest receivable	46,490
(Increase) decrease in other assets	10,328
(Increase) decrease in receivable for investments sold	1,431,792
Increase (decrease) in payable for investments purchased	(126,026)
(Increase) decrease in appreciation (depreciation) on forward foreign currency exchange contracts	417,872
Increase (decrease) in other accrued expenses and payables	34,196
Increase (decrease) in interest on notes payable	66,722
Cash provided (used) by operating activities	$ 7,572,360
Non-Cash Financing Activities:
Reinvestment of distributions	$ 266,591

* Includes foreign currency

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended May 31, 2006 (Unaudited)	Year Ended November 30, 2005
Operations: Net investment income	$ 7,309,531	$ 16,094,438
Net realized gain (loss) on investment transactions	1,910,674	13,691,001
Net unrealized appreciation (depreciation) during the period on investment transactions	(2,987,098)	(9,216,634)
Net increase (decrease) in net assets resulting from operations	6,233,107	20,568,805
Distributions to shareholders from: Net investment income	(7,998,106)	(15,952,733)
Fund share transactions: Reinvestment of distributions	266,591	586,967
Net increase (decrease) in net assets from Fund share transactions	266,591	586,967
Increase (decrease) in net assets	(1,498,408)	5,203,039
Net assets at beginning of period	199,861,488	194,658,449
Net assets at end of period (including undistributed net investment income of $3,836,886 and $4,525,461, respectively)	$ 198,363,080	$ 199,861,488
Other Information
Shares outstanding at beginning of period	20,492,638	20,432,247
Shares issued to shareholders in reinvestment of distributions	26,145	60,391
Shares outstanding at end of period	20,518,783	20,492,638

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended November 30,	2006[a]	2005	2004	2003	2002[b]	2001
Selected Per Share Data
Net asset value, beginning of period	$ 9.75	$ 9.53	$ 8.77	$ 7.52	$ 8.04	$ 8.27
Income (loss) from investment operations: Net investment income[c]	.36	.78	.78	.73	.81	.89
Net realized and unrealized gain (loss) on investment transactions	(.05)	.22	.73	1.28	(.49)	(.05)
Total from investment operations	.31	1.00	1.51	2.01	.32	.84
Less distributions from: Net investment income	(.39)	(.78)	(.75)	(.76)	(.80)	(1.07)
Tax return of capital	—	—	—	—	(.04)	—
Total distributions	(.39)	(.78)	(.75)	(.76)	(.84)	(1.07)
Net asset value, end of period	$ 9.67	$ 9.75	$ 9.53	$ 8.77	$ 7.52	$ 8.04
Market value, end of period	$ 9.92	$ 10.15	$ 9.08	$ 8.57	$ 7.33	$ 8.52
Total Return
Based on net asset value (%)[d]	3.07**	10.85	18.48	28.12	4.17	10.21
Based on market value (%)[d]	1.57**	21.12	15.52	28.44	(4.18)	19.80
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	198	200	195	179	153	163
Ratio of expenses before expense reductions (including interest expense) (%)	2.54*	2.14	1.60	1.52	1.66	2.08
Ratio of expenses after expense reductions (including interest expense) (%)	2.53*	2.14	1.60	1.52	1.66	2.08
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.07*	1.11	1.05	1.03	1.09	1.04
Ratio of net investment income (%)	7.24*	8.12	8.59	8.93	10.45	10.80
Portfolio turnover rate (%)	118*	143	187	224	117	31
Total debt outstanding end of period ($ thousands)	60,000	60,000	60,000	50,500	38,000	30,000
Asset coverage per $1,000 of debt[e]	4,306	4,331	4,244	4,548	5,029	6,427

[a] For the six months ended May 31, 2006 (Unaudited).

[b] As required, effective December 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended November 30, 2002 was to decrease net investment income per share by $.01, increase net realized and unrealized gain (loss) per share by $.01, and decrease the ratio of net investment income to average net assets from 10.66% to 10.45%. Per share data and ratios for periods prior to December 1, 2001 have not been restated to reflect this change in presentation.

[c] Based on average shares outstanding during the period.

[d] Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to NAV at which the Fund's shares trade during the period.

[e] Asset coverage equals the total net assets plus borrowings of the Fund divided by the borrowings outstanding at period end.

* Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Multi-Market Income Trust (formerly Scudder Multi-Market Income Trust) (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as a closed-end, diversified management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to an Exemptive Order issued by the SEC. The Fund receives compensation for lending their securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

When Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Loan Participations/Assignments. The Fund may invest in US dollar-denominated fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At November 30, 2005, the Fund had a net tax basis capital loss carryforward of approximately $16,736,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2009 ($495,000) and November 30, 2010 ($16,241,000), the respective expiration dates, whichever occurs first. In addition, from November 1, 2005 through November 30, 2005, the Fund incurred approximately $230,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending November 30, 2006.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to forward currency contracts, certain securities sold at a loss and premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash position in the Fund's custodian bank at May 31, 2006. Significant non-cash activity from market discount accretion and premium amortization has been excluded from the Statement of Cash Flows.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Purchases and Sales of Securities

During the six months ended May 31, 2006, purchases and sales of investment securities (excluding short-term investments and US Treasury obligations) aggregated $144,233,122 and $139,899,141, respectively. Purchases and sales of US Treasury obligations aggregated $669,290 and $8,085,333, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annualized rate of 0.85% of the Fund's average weekly net assets.

Service Provider Fees. State Street Bank and Trust Company is the named transfer agent. However, pursuant to a sub-transfer agency agreement between State Street Bank and Trust Company and DWS Scudder Investments Service Company (``DWS-SISC''), an affiliate of the Advisor, DWS-SISC is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended May 31, 2006, the amount charged to the Fund by DWS-SISC aggregated $12,264, of which $4,267 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with the Advisor, DeIM is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended May 31, 2006, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $8,256, all of which is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the ``QP Trust''), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Investing in High Yield Securities

Investing in high yield securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements and may have prices more volatile than those of comparable securities of issuers in the United States of America.

F. Expense Reductions

For the six months ended May 31, 2006, the Advisor agreed to reimburse the Fund $2,523, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian and transfer agent expenses. During the six months ended May 31, 2006, the Fund's custodian and transfer agent fees were reduced by $1,580 and $4,529, respectively, for custodian and transfer agent credits earned.

G. Forward Foreign Currency Exchange Contracts

As of May 31, 2006, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (US$)
USD	127,919	EUR	105,869	6/8/2006	7,813
USD	27,296	EUR	21,971	6/8/2006	873
USD	404,515	EUR	337,941	6/15/2006	28,953
EUR	20,522	USD	26,520	9/15/2006	40
EUR	25,204	USD	32,654	9/15/2006	133
USD	622,999	IDR	5,887,350,000	9/15/2006	13,127
Total unrealized appreciation					50,939
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation (US$)
EUR	44,122	USD	53,775	6/8/2006	(2,792)
EUR	67,000	USD	81,955	6/8/2006	(3,945)
EUR	67,496	USD	81,984	6/8/2006	(4,551)
EUR	771,676	USD	924,893	6/8/2006	(64,457)
EUR	6,030	USD	7,213	6/8/2006	(518)
EUR	425,342	USD	511,249	6/8/2006	(34,073)
EUR	2,177,604	USD	2,626,603	6/8/2006	(165,260)
EUR	37,787	USD	45,906	6/8/2006	(2,540)
EUR	112,855	USD	139,585	6/8/2006	(5,104)
EUR	49,566	USD	61,631	6/8/2006	(1,917)
EUR	713,300	USD	859,545	6/15/2006	(55,387)
EUR	1,025,966	USD	1,227,476	6/15/2006	(88,504)
EUR	48,573	USD	62,548	9/15/2006	(126)
USD	633,856	IDR	5,651,460,319	7/25/2006	(23,217)
IDR	5,651,460,319	USD	602,501	7/25/2006	(8,138)
Total unrealized depreciation					(460,529)
Currency Abbreviations
EUR Euro IDR Indonesian Rupiah USD United States Dollar

H. Borrowings

The notes payable represents a secured loan of $60,000,000 from Barton Capital LLC at May 31, 2006. The note bears interest at the commercial paper rate plus dealer fees (4.90% at May 31, 2006), which is payable at maturity. A commitment fee is charged to the Fund and is included with interest expense on the Statement of Operations. An arrangement fee incurred by the Fund in connection with its loan was deferred and is being amortized on a straight-line basis over a three year period. The loan amounts and rates are reset periodically under a credit facility obtained by the Fund in an amount not to exceed $75,000,000 at any one time and which is renewable annually until June 27, 2010.

The weighted average outstanding daily balance of all loans (based on the number of days the loans were outstanding) during the six months ended May 31, 2006 was $60,000,000 with a weighted average interest rate of 4.62%.

I. Payments Made by Affiliates

During the six months ended May 31, 2006, the Advisor fully reimbursed the Fund $4,134 for losses incurred in violation of investment restrictions and $8,589 for losses incurred on trades executed incorrectly. The amount of the losses was less than .01% of the Fund's average net assets, thus having no impact on the Fund's total return.

J. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants.

Other Regulatory Matters. DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, DWS Scudder Distributors, Inc. is in settlement discussions with the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons.

Other Information

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

New Authorized Investments

On May 10, 2006, the Board of Trustees authorized the fund to invest in direct debt, restructuring instruments and bank loans.

Direct Debt. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders (direct loans), to suppliers of goods or services (trade claims or other receivables), or to other parties. The fund may invest in all types of direct debt investments. The fund currently intends to invest primarily in direct loans and trade claims. When the fund participates in a direct loan, it will be lending money directly to an issuer.

Restructuring Instruments. The fund may hold distressed securities, which are securities that are in default or in risk of being in default. In connection with an exchange or workout of such securities, the fund may accept various instruments if the investment adviser determines it is in the best interests of the fund and consistent with the fund's investment objective and policies. Such instruments may include, but are not limited to, warrants, rights, participation interests in asset sales and contingent-interest obligations

Bank Loans. The fund may also invest in bank loans, which are typically senior debt obligations of borrowers (issuers) and, as such, are considered to hold a senior position in the capital structure of the borrower. These may include loans that hold the most senior position, that hold an equal ranking with other senior debt, or loans that are, in the judgment of the fund's investment advisor, in the category of senior debt of the borrower. The Fund may invest in both fixed and floating rate bank loans. The fund may purchase bank loans either as an "assignment" or a "participation." The fund will not purchase bank loans where Deutsche Bank or an affiliate serves as an agent bank.

Investments in direct debt instruments, restructuring instruments and bank loans involve interest rate risk, liquidity risk and credit risk, including the risk of loss in the case of the default or insolvency of a borrower. The fund does not currently intend to invest in direct debt, restructuring instruments, or bank loans.

Shareholder Meeting Results

The Annual Meeting of Shareholders of DWS Multi-Market Income Trust (the "fund") was held on May 25, 2006. The following matter was voted upon by the shareholders of said fund (the resulting votes are presented below).

I. To elect nine individuals to constitute the Board of Trustees of the fund.

	Number of Votes:
	For	Withheld
John W. Ballantine	17,484,288	207,800
Donald L. Dunaway	17,459,485	232,603
James R. Edgar	17,464,828	227,261
Paul K. Freeman	17,488,016	204,072
Robert B. Hoffman	17,463,032	229,056
William McClayton	17,486,409	205,679
Shirley D. Peterson	17,457,541	234,547
Axel Schwarzer	17,480,424	211,664
Robert H. Wadsworth	17,484,225	207,863

Dividend Reinvestment Plan

A. Participation

We invite you to review the description of the Dividend Reinvestment Plan (the ``Plan'') which is available to you as a shareholder of DWS Multi-Market Income Trust (the ``Fund''). If you wish to participate and your shares are held in your own name, simply contact DWS Scudder Investments Service Company, whose address and phone number are provided in Paragraph E, for the appropriate form. If your shares are held in the name of a brokerage firm, bank, or other nominee, you must instruct that nominee to re-register your shares in your name so that you may participate in the Plan, unless your nominee has made the Plan available on shares held by them. Shareholders who so elect will be deemed to have appointed UMB Bank, N.A. ("United Missouri Bank" or "UMB") as their agent and as agent for the Fund under the Plan.

B. Dividend Investment Account

The Fund's transfer agent and dividend disbursing agent or its delegate (the ``Transfer Agent'') will establish a Dividend Investment Account (the ``Account'') for each shareholder participating in the Plan. The Transfer Agent will credit to the Account of each participant funds it receives from the following sources: (a) cash dividends and capital gains distributions paid on shares of beneficial interest (the ``Shares'') of the Fund registered in the participant's name on the books of the Fund; and (b) cash dividends and capital gains distributions paid on Shares registered in the name of the Transfer Agent but credited to the participant's Account. Sources described in clauses (a) and (b) of the preceding sentence are hereinafter called ``Distributions.''

C. Investment of Distribution Funds Held in Each Account

If on the record date for a Distribution (the ``Record Date''), Shares are trading at a discount from net asset value per Share (according to the evaluation most recently made on Shares of the Fund), funds credited to a participant's Account will be used to purchase Shares (the ``Purchase''). UMB will attempt, commencing five days prior to the Payment Date and ending at the close of business on the Payment Date (``Payment Date'' as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire Shares in the open market. If and to the extent that UMB is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the Fund will issue to UMB Shares valued at net asset value per Share (according to the evaluation most recently made on Shares of the Fund) in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the Fund will issue on the Payment Date, Shares valued at net asset value per Share on the Record Date to the Transfer Agent in the aggregate amount of the funds credited to the participants' accounts.

D. Voluntary Cash Contributions

A participant may from time to time make voluntary cash contributions to his Account by sending to Transfer Agent a check or money order, payable to Transfer Agent, in a minimum amount of $100 with appropriate accompanying instructions. (No more than $500 may be contributed per month.) Transfer Agent will inform UMB of the total funds available for the purchase of Shares and UMB will use the funds to purchase additional Shares for the participant's Account the earlier of: (a) when it next purchases Shares as a result of a Distribution or (b) on or shortly after the first day of each month and in no event more than 30 days after such date except when temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of federal securities laws. Cash contributions received more than fifteen calendar days or less than five calendar days prior to a Payment Date will be returned uninvested. Interest will not be paid on any uninvested cash contributions. Participants making voluntary cash investments will be charged a $.75 service fee for each such investment and will be responsible for their pro rata share of brokerage commissions.

E. Additional Information

Address all notices, correspondence, questions, or other communication regarding the Plan, or if you would like a copy of the Plan, to:

DWS Scudder Investments Service Company
P.O. Box 219066
Kansas City, Missouri 64121-9066
1-800-294-4366

F. Adjustment of Purchase Price

The Fund will increase the price at which Shares may be issued under the Plan to 95% of the fair market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

G. Determination of Purchase Price

The cost of Shares and fractional Shares acquired for each participant's Account in connection with a Purchase shall be determined by the average cost per Share, including brokerage commissions as described in Paragraph H hereof, of the Shares acquired by UMB in connection with that Purchase. Shareholders will receive a confirmation showing the average cost and number of Shares acquired as soon as practicable after the Transfer Agent has received or UMB has purchased Shares. The Transfer Agent may mingle the cash in a participant's account with similar funds of other participants of the Fund for whom UMB acts as agent under the Plan.

H. Brokerage Charges

There will be no brokerage charges with respect to Shares issued directly by the Fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to UMB's open market purchases in connection with the reinvestment of Distributions. Brokerage charges for purchasing small amounts of Shares for individual Accounts through the Plan can be expected to be less than the usual brokerage charges for such transactions, as UMB will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

I. Service Charges

There is no service charge by the Transfer Agent or UMB to shareholders who participate in the Plan other than service charges specified in Paragraphs D and M hereof. However, the Fund reserves the right to amend the Plan in the future to include a service charge.

J. Transfer of Shares Held by Agent

The Transfer Agent will maintain the participant's Account, hold the additional Shares acquired through the Plan in safekeeping and furnish the participant with written confirmation of all transactions in the Account. Shares in the Account are transferable upon proper written instructions to the Transfer Agent. Upon request to the Transfer Agent, a certificate for any or all full Shares in a participant's Account will be sent to the participant.

K. Shares Not Held in Shareholder's Name

Beneficial owners of Shares which are held in the name of a broker or nominee will not be automatically included in the Plan and will receive all distributions in cash. Such shareholders should contact the broker or nominee in whose name their Shares are held to determine whether and how they may participate in the Plan.

L. Amendments

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan, including provisions with respect to any Distribution paid, subsequent to notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution, except when such amendment is necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, in which case such amendment shall be effective as soon as practicable. The amendment shall be deemed to be accepted by each participant unless, prior to the effective date thereof, the Transfer Agent receives notice of the termination of such participant's account under the Plan in accordance with the terms hereof. The Plan may be terminated by the Fund.

M. Withdrawal from Plan

Shareholders may withdraw from the Plan at any time by giving the Transfer Agent a written notice. If the proceeds are $100,000 or less and the proceeds are to be payable to the shareholder of record and mailed to the address of record, a signature guarantee normally will not be required for notices by individual account owners (including joint account owners), otherwise a signature guarantee will be required. In addition, if the certificate is to be sent to anyone other than the registered owner(s) at the address of record, a signature guarantee will be required on the notice. A notice of withdrawal will be effective for the next Distribution following receipt of the notice by the Transfer Agent provided the notice is received by the Transfer Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated in accordance with Paragraph L hereof, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or if a Participant so desires, the Transfer Agent will notify UMB to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

N. Tax Implications

Shareholders will receive tax information annually for personal records and to assist in preparation of their Federal income tax returns. If Shares are purchased at a discount, the amount of the discount is considered taxable income and is added to the cost basis of the purchased shares.

Additional Information

Automated Information Lines	Scudder Closed-End Fund Info Line (800) 349-4281
Web Sites	www.dws-scudder.com or visit our Direct Link: www.cef.dws-scudder.com Obtain monthly fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	Deutsche Investment Management Americas Inc. 222 South Riverside Plaza Chicago, IL 60606
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Legal Counsel	Vedder, Price, Kaufman & Kammholz, P.C. 222 North LaSalle Street Chicago, IL 60601
Dividend Reinvestment Plan Agent	UMB Bank P.O. Box 410064 Kansas City, MO 64141-0064
Shareholder Service Agent	DWS Scudder Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian and Transfer Agent	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110
Independent Registered Public Accounting Firm	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
NYSE Symbol	KMM
CUSIP Number	23338L 108

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Investment Company Capital Corporation, DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

February 2006

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the Chairman of the Nominating and Governance Committee, Two International Place, Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Multi-Market Income Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Multi-Market Income Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 28, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	July 28, 2006